OPPENHEIMER EQUITY INCOME FUND

Supplement dated January 24, 2018 to the

Summary Prospectus dated December 29, 2017

This supplement amends the Summary Prospectus of Oppenheimer Equity Income Fund (the "Fund"), and is in addition to any other supplements.

Effective immediately:

The Summary Prospectus is revised as follows:

1.	The section titled "Portfolio Manager" is deleted in its entirety and replaced with the following:

Portfolio Manager. Laton Spahr, CFA, has been a portfolio manager of the Fund since January 2018.

You should read this supplement in conjunction with the Summary Prospectus and retain it for future reference.

January 24, 2018	PS0835.029